MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (Class H) and the Lehman Brothers Mortgage Bond Index and the Lehman Brothers Government/Corporate Bond Index, for the ten-year period from December 31, 1990 through December 31, 2000

[CHART]

               Strategic Fixed Income  LB Mortgage Bond Index    LB Government/Corporate
                 Portfolio (Class H)                                     Bond Index

 Dec-90             $10,000                   $10,000                     $10,000
 Jan-91             $10,105                   $10,152                     $10,112
 Feb-91             $10,191                   $10,237                     $10,199
 Mar-91             $10,210                   $10,307                     $10,269
 Apr-91             $10,296                   $10,402                     $10,387
 May-91             $10,353                   $10,493                     $10,435
 Jun-91             $10,324                   $10,503                     $10,424
 Jul-91             $10,467                   $10,680                     $10,554
 Aug-91             $10,705                   $10,875                     $10,797
 Sep-91             $10,925                   $11,078                     $11,022
 Oct-91             $11,020                   $11,262                     $11,121
 Nov-91             $11,096                   $11,343                     $11,232
 Dec-91             $11,513                   $11,571                     $11,610
 Jan-92             $11,255                   $11,437                     $11,438
 Feb-92             $11,305                   $11,545                     $11,499
 Mar-92             $11,216                   $11,471                     $11,436
 Apr-92             $11,275                   $11,584                     $11,504
 May-92             $11,513                   $11,792                     $11,728
 Jun-92             $11,692                   $11,932                     $11,899
 Jul-92             $12,039                   $12,035                     $12,203
 Aug-92             $12,148                   $12,192                     $12,312
 Sep-92             $12,306                   $12,287                     $12,481
 Oct-92             $12,049                   $12,179                     $12,290
 Nov-92             $12,059                   $12,216                     $12,280
 Dec-92             $12,293                   $12,374                     $12,490
 Jan-93             $12,569                   $12,536                     $12,762
 Feb-93             $12,898                   $12,663                     $13,028
 Mar-93             $12,951                   $12,740                     $13,072
 Apr-93             $13,004                   $12,806                     $13,173
 May-93             $13,004                   $12,879                     $13,166
 Jun-93             $13,355                   $12,978                     $13,465
 Jul-93             $13,472                   $13,030                     $13,551
 Aug-93             $13,822                   $13,092                     $13,863
 Sep-93             $13,896                   $13,103                     $13,911
 Oct-93             $13,971                   $13,141                     $13,968
 Nov-93             $13,684                   $13,115                     $13,810
 Dec-93             $13,730                   $13,221                     $13,871
 Jan-94             $13,937                   $13,352                     $14,079
 Feb-94             $13,569                   $13,259                     $13,772
 Mar-94             $13,166                   $12,914                     $13,435
 Apr-94             $13,017                   $12,818                     $13,323
 May-94             $12,982                   $12,870                     $13,299
 Jun-94             $12,936                   $12,841                     $13,269
 Jul-94             $13,143                   $13,098                     $13,534
 Aug-94             $13,201                   $13,140                     $13,540
 Sep-94             $13,028                   $12,954                     $13,335
 Oct-94             $12,994                   $12,946                     $13,321
 Nov-94             $12,936                   $12,906                     $13,297
 Dec-94             $12,997                   $13,009                     $13,384
 Jan-95             $13,223                   $13,287                     $13,641
 Feb-95             $13,512                   $13,626                     $13,958
 Mar-95             $13,575                   $13,690                     $14,051
 Apr-95             $13,764                   $13,885                     $14,248
 May-95             $14,304                   $14,322                     $14,845
 Jun-95             $14,417                   $14,404                     $14,964
 Jul-95             $14,342                   $14,428                     $14,905
 Aug-95             $14,505                   $14,578                     $15,096
 Sep-95             $14,644                   $14,706                     $15,250
 Oct-95             $14,845                   $14,837                     $15,474
 Nov-95             $15,184                   $15,006                     $15,730
 Dec-95             $15,403                   $15,194                     $15,961
 Jan-96             $15,519                   $15,308                     $16,060
 Feb-96             $15,112                   $15,181                     $15,719
 Mar-96             $14,982                   $15,126                     $15,587
 Apr-96             $14,880                   $15,084                     $15,480
 May-96             $14,880                   $15,040                     $15,453
 Jun-96             $15,098                   $15,248                     $15,659
 Jul-96             $15,112                   $15,304                     $15,695
 Aug-96             $15,054                   $15,304                     $15,656
 Sep-96             $15,408                   $15,560                     $15,934
 Oct-96             $15,862                   $15,865                     $16,306
 Nov-96             $16,243                   $16,092                     $16,606
 Dec-96             $15,986                   $16,008                     $16,421
 Jan-97             $16,002                   $16,126                     $16,441
 Feb-97             $16,080                   $16,180                     $16,476
 Mar-97             $15,830                   $16,027                     $16,280
 Apr-97             $16,064                   $16,282                     $16,517
 May-97             $16,252                   $16,442                     $16,671
 Jun-97             $16,503                   $16,634                     $16,871
 Jul-97             $17,051                   $16,947                     $17,387
 Aug-97             $16,863                   $16,906                     $17,192
 Sep-97             $17,082                   $17,121                     $17,462
 Oct-97             $17,442                   $17,311                     $17,742
 Nov-97             $17,505                   $17,368                     $17,836
 Dec-97             $17,744                   $17,526                     $18,023
 Jan-98             $18,028                   $17,700                     $18,277
 Feb-98             $17,911                   $17,737                     $18,241
 Mar-98             $17,961                   $17,812                     $18,297
 Apr-98             $18,111                   $17,914                     $18,389
 May-98             $18,311                   $18,032                     $18,585
 Jun-98             $18,511                   $18,118                     $18,775
 Jul-98             $18,528                   $18,210                     $18,790
 Aug-98             $18,828                   $18,375                     $19,156
 Sep-98             $19,545                   $18,597                     $19,704
 Oct-98             $19,295                   $18,573                     $19,564
 Nov-98             $19,228                   $18,665                     $19,682
 Dec-98             $19,274                   $18,745                     $19,731
 Jan-99             $19,328                   $18,878                     $19,871
 Feb-99             $18,648                   $18,804                     $19,398
 Mar-99             $18,845                   $18,930                     $19,495
 Apr-99             $18,988                   $19,017                     $19,544
 May-99             $18,720                   $18,911                     $19,343
 Jun-99             $18,630                   $18,844                     $19,283
 Jul-99             $18,416                   $18,716                     $19,229
 Aug-99             $18,344                   $18,716                     $19,213
 Sep-99             $18,849                   $19,019                     $19,386
 Oct-99             $18,813                   $19,129                     $19,437
 Nov-99             $18,795                   $19,139                     $19,425
 Dec-99             $18,634                   $19,093                     $19,306
 Jan-00             $18,527                   $18,927                     $19,301
 Feb-00             $18,741                   $19,146                     $19,542
 Mar-00             $19,058                   $19,355                     $19,825
 Apr-00             $18,845                   $19,368                     $19,728
 May-00             $18,806                   $19,378                     $19,710
 Jun-00             $19,543                   $19,793                     $20,112
 Jul-00             $19,601                   $19,920                     $20,326
 Aug-00             $19,775                   $20,222                     $20,612
 Sep-00             $19,814                   $20,433                     $20,691
 Oct-00             $19,950                   $20,580                     $20,821
 Nov-00             $20,415                   $20,888                     $21,177
 Dec-00             $20,861                   $21,225                     $21,594



AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00

                                 6 Months   1 Year      5 Years     10 Years    Inception*
   STRATEGIC FIXED INCOME
   PORTFOLIO (CLASS H)             6.75%     11.95%       6.25%       7.63%       7.53%
   LB GOVERNMENT/CORPORATE
   BOND INDEX +                    7.36      11.85        6.24        8.00        8.09
   LB MORTGAGE BOND INDEX          7.23      11.16        6.91        7.82        8.24


* Inception: since commencement of issuance on July 5, 1989 for Class H shares. The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

+ The Portfolio's benchmark has changed to the Lehman Brothers
  Government/Corporate Bond Index. PIMCO, the Portfolio's subadvisor, believes that this Index is more indicative of the Portfolio's composition than the benchmark used previously, the Lehman Brothers Mortgage Bond Index.


[SIDENOTE]

The graph depicts the performance of the Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (Class H), the Lehman Brothers Mortgage Bond Index and the Lehman Brothers Government/Corporate Bond Index. It is important to note the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                       February 15, 2001


We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW

[Graphic]

For the fiscal year ended December 31, 2000, the U.S. Treasury sector returned a robust 13.52%, as measured by the Lehman Brothers Treasury Bond Index, far outpacing returns in the equity market. Strong performance in the U.S. debt markets was attributable largely to a downward shift in the yield curve, which was sparked by clear signs of slower growth and conviction that the Federal Reserve (the "Fed") would cut interest rates. Evidence of slowing growth proliferated in the third quarter as Gross Domestic Product (GDP) expanded at its weakest pace in four years, unemployment claims rose sharply, consumer confidence waned and industrial production declined precipitously.

The broader debt market returned 11.63%, as measured by the Lehman Brothers Aggregate Index, for the year ended December 31, 2000. Investment-grade corporate bonds, which returned 9.39%, as measured by the Lehman Brothers U.S. Credit Index, underperformed the broader debt market, amid an increasing default rate and growing concern that corporate profits and cash flow would erode further as growth slows. Treasurys outpaced most credit-sensitive fixed-income sectors over the year. Mortgages, returning 11.16% as measured by the Lehman Brothers Mortgage Bond Index, fared better than corporates, posting Treasury-like returns on a duration-adjusted basis. The non-investment-grade sector provided negative absolute returns, enduring its most difficult period since 1990.

After falling to a record low against the dollar, the euro gained ground over the latter part of the calendar year. In Japan, growth was restrained by tentative consumers and the start of what we expect to be a sharp slowdown in exports linked to decelerating global growth. In general, international yields rallied as global growth cooled.

The emerging markets sector weathered several regional instabilities and slower global growth prospects, returning 15.66%, as measured by the JP Morgan Emerging Markets Bond Index Plus (EMBI+). The sector was buoyed by improved fundamentals in numerous regions and strong returns from lower-rated credits such as Russia.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO ANNUAL REPORT

PORTFOLIO REVIEW

[GRAPHIC]

For the fiscal year ended December 31, 2000, the Portfolio's Class H shares returned 11.95%, modestly outperforming its benchmark. The Portfolio extended duration (a measure of price sensitivity to changes in interest rates) in the latter half of the year, which enhanced performance as interest rates signaled a shift downward. The Portfolio's underweight in the corporate sector was a significant contributor to relative performance. The Portfolio's overweight in the mortgage-backed sector, which generally offers attractive yields on high-quality instruments, added slightly to relative performance on a risk-adjusted basis. Exposure to the emerging markets sector modestly enhanced returns relative to the benchmark.

The Portfolio's very limited exposure to high yield credits modestly detracted from the overall performance. The Portfolio employed select relative value strategies in the international sector, which were a slight negative to relative performance.PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                     12/31/00        6/30/00
---------------------------------------------------------------------------------
Mortgages                                                87.2%          74.5%
Corporates/Convertibles                                   5.5           20.8
Treasurys/Munis                                          55.0            9.3
Int'l/Emerging Markets                                    3.1            2.5
Cash & Equivalents                                        2.6            4.2
Liabilities in Excess of Other Assets                   -53.4          -11.3
---------------------------------------------------------------------------------
Total                                                   100.0%         100.0%
PORTFOLIO CHARACTERISTICS*                              12/31/00         6/30/00
---------------------------------------------------------------------------------
Weighted Average Life                                    12.4 yrs        8.17 yrs
Weighted Average Duration                                 6.2 yrs        5.01 yrs
Credit Quality                                             AAA             AA
Weighted Average Coupon                                   7.07%          7.25%
Net Assets ($mm)                                         $3.74          $4.65
---------------------------------------------------------------------------------


* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

OUTLOOK

[GRAPHIC]

We expect global growth to decelerate as a U.S. economic slowdown spills over into other developed and emerging economies. We expect that the landing will be hardest in the U.S., where previously exuberant investment and consumer spending will slow substantially. Tentative recovery in Japan may weaken in the face of reduced demand for Japanese exports from the rest of Asia and the U.S. We expect that Europe will land more softly, cushioned by more limited export ties to the U.S. and the absence of investment and consumption bubbles.

We expect protracted Fed easing as the economy slows, while Federal budget surpluses also provide room for fiscal stimulus. These effects will, however, arrive with a lag over the next 12 to 18 months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ BRIAN M. STORMS



BRIAN M. STORMS


President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 2000

PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
  (000)#                                                                DATES             RATES           VALUE
---------                                                        ---------------       -------------   -------------
U. S. GOVERNMENT OBLIGATIONS--55.02%

  $  145  U.S. Treasury Bonds ................................. 02/15/23 to 02/15/26  6.000 to 7.125%  $  170,000
   1,732  U.S. Treasury Inflation Index Notes++ ............... 07/15/02 to 01/15/08  3.020 to 3.625    1,722,210
     400  U.S. Treasury Stripped Principal Payment Bonds ...... 02/15/15 to 11/15/21  5.650 to 5.810@     165,866
                                                                                                       -------------
Total U. S. Government Obligations (cost--$2,022,013)                                                   2,058,076
                                                                                                       -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--16.81%

     254  GNMA ARM ............................................       11/20/21            7.125           255,997
     287  GNMA ARM ............................................ 02/20/25 to 06/20/25      7.375           289,397
      82  GNMA ARM ............................................       09/20/25            7.750            83,505
                                                                                                       -------------
Total Government National Mortgage Association Certificates (cost--$636,587)                              628,899
                                                                                                       -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--7.13%

     250  FHLMC (cost--$264,373) ..............................       09/15/10            6.875           266,527
                                                                                                       -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--0.92%

      34  FNMA (cost--$32,927) ................................        02/01/21           7.060            34,233
                                                                                                       -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--61.62%

      16  Copelco Capital Funding Corp. II,
          Series 1996-A, Class A .............................         07/20/04           6.340            15,568
      99  Countrywide Home Loans Corp.,
          Series 2000-08, Class A2 ...........................         01/25/31           7.750            99,804
     195  FHLMC REMIC, Series 1614, Class QZ .................         11/15/23           6.500           187,277
     223  FHLMC REMIC, Series 1628, Class KZ .................         12/15/23           6.250           207,734
     169  FHLMC REMIC, Series 2106, Class ZD .................         12/15/28           6.000           144,863
     190  FHLMC REMIC, Series 2210, Class F ARM ..............         07/15/28           6.970           190,563
     161  FNMA REMIC, Series 1991-57, Class Z ................         05/25/21           6.500           159,301
     203  FNMA REMIC, Series 1993-96, Class PZ ...............         06/25/23           7.000           199,867
     250  FNMA REMIC, Series 2000-12, Class PG ...............         04/25/30           7.500           259,012
     235  FNMA REMIC, Series G93-16, Class K .................         04/25/23           5.000           197,839
     185  GE Capital Mortgage Services Inc.,
          Series 1997-09, Class 2A7 ..........................         10/25/27           7.000           184,151
       2  Greenwich Capital Acceptance Inc.,
          Series 1991-B, Class A1 ARM ........................         01/25/22           7.626             1,626
      37  Greenwich Capital Acceptance Inc.,
          Series 1992-LB6, Class A1 ARM ......................         10/25/22           8.317            36,444
     331  Merrill Lynch Mortgage Investors Inc.,
          Series 1993-1, Class A3 ARM ........................         11/15/23           7.245           332,191
      88  Option One Mortgage Loan Trust,
          Series 2000-3, Class A .............................         09/25/30           6.912            88,558
                                                                                                       -------------
Total Collateralized Mortgage Obligations (cost--$2,211,540)                                            2,304,798
                                                                                                       -------------
CORPORATE BONDS--4.35%

AIRLINES--4.35%

      50  Northwest Airlines Inc. ...........................          04/07/04          8.520             49,469
     100  United Airlines Inc. ..............................          02/19/15         10.850            113,353
                                                                                                        ------------
Total Corporate Bonds (cost--$174,369)                                                                    162,822
                                                                                                        ------------

                                                                             5


MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO


PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
  (000)#                                                                DATES             RATES           VALUE
---------                                                        ---------------       -------------   -------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.67%

    $ 35  FNMA REMIC Trust, Series 1993-235,
          Class G*(2) (cost--$23,566) .......................          09/25/23            7.486%+      $   25,148
                                                                                                       --------------
CONVERTIBLE BONDS--1.19%

TELECOMMUNICATIONS--1.19%

      50  Clear Channel Communications (cost--$49,173) .....           12/01/02            1.500            44,563
                                                                                                       --------------
INTERNATIONAL GOVERNMENT OBLIGATIONS--3.07%

  EUR 10  Federal Republic of Germany ......................           01/04/30            6.250            10,616
     100  United Mexican States ............................           04/07/04           10.553(1)        104,000
                                                                                                       -------------
TOTAL INTERNATIONAL GOVERNMENT AND AGENCY
  OBLIGATIONS (COST--$108,527)..............................                                               114,616
                                                                                                       -------------

REPURCHASE AGREEMENT--2.59%

      97  Repurchase Agreement dated 12/29/00 with State
          Street Bank & Trust Company, collateralized by
          $75,000 U.S. Treasury Bonds, 8.125% due 08/15/19
          (value--$99,469); proceeds: $97,016 (cost--$97,000)          01/02/01            5.850            97,000
                                                                                                       -------------
Total Investments (cost--$5,620,075)--153.37% ..............                                             5,736,682
Liabilities in excess of other assets--(53.37)% ............                                            (1,997,621)
                                                                                                       -------------
Net Assets--100.00% ........................................                                            $3,739,061
                                                                                                       =============

#     In U.S. Dollars unless otherwise indicated.
* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+     Estimated yield to maturity at December 31, 2000.
++    Entire amount pledged as collateral for futures and options transactions.
@     Interest rates shown are the discount rates at the date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of December 31, 2000.
REMIC Real Estate Mortgage Investment Conduit
EUR   Euro.
(1) Floating Rate Securities--The interest rates shown are the current rates as of December 31, 2000.
(2)   Illiquid securities representing 0.67% of net assets.



                  See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

WRITTEN OPTIONS


  NUMBER OF                                                                           EXPIRATION
  CONTRACTS                                                            STRIKE PRICE      DATE            VALUE
 ----------                                                           -------------  -----------       --------
     1      Eurodollar Futures Call ..................................    $93.25      March 2001        $2,150
     1      Eurodollar Futures Put ...................................     92.75      March 2001            12
                                                                                                       --------
                                                                                                        $2,162
                                                                                                       ========


FUTURES CONTRACTS

                                                                                                      UNREALIZED
  NUMBER OF                                                                 IN        EXPIRATION     APPRECIATION
  CONTRACTS               CONTRACTS TO RECEIVE/DELIVER                 EXCHANGE FOR      DATE       (DEPRECIATION)
 ---------- ---------------------------------------------------------- ------------  ------------   ---------------

     1      U.S. 5 Year Treasury Note Futures ........................  $101,438      March 2001       $(2,125)
     4      10 Year Eurodollar Note Futures ..........................   430,160      March 2001         3,465
     1      90 Day Euro-Bond Futures .................................   235,163      March 2001           113
                                                                                                       ---------
                                                                                                       $ 1,453
                                                                                                       =========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                        CONTRACTS TO        IN         MATURITY      APPRECIATION
                                                           DELIVER     EXCHANGE FOR      DATES      (DEPRECIATION)
                                                        ------------   ------------    --------     --------------
Swiss Franc ..........................................     214,000      $122,286       02/13/01       $(10,268)
Euro .................................................     490,000       423,248       02/13/01         37,806
Euro .................................................     380,000       332,630       02/13/01        (24,923)
                                                                                                       --------
                                                                                                      $  2,615
                                                                                                       ========



               See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000


ASSETS
Investments, at value (cost--$5,620,075) ........................................................     $5,736,682
Cash (including cash denominated in foreign currencies at value with a cost of $30,638) .........         30,340
Receivable for investments sold .................................................................        507,813
Interest receivable .............................................................................         38,670
Unrealized appreciation of forward foreign currency contracts ...................................         37,806
Variation margin receivable .....................................................................          1,464
Other assets ....................................................................................          1,085
                                                                                                      -----------
Total assets ....................................................................................      6,353,860
                                                                                                      -----------
LIABILITIES
Payable for investments purchased ...............................................................      2,527,361
Payable to affiliates ...........................................................................          1,651
Unrealized depreciation of forward foreign currency contracts ...................................         35,191
Outstanding options written, at value (premiums received--$689) .................................          2,162
Accrued expenses and other liabilities ..........................................................         48,434
                                                                                                      -----------
Total liabilities ...............................................................................      2,614,799
                                                                                                      -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--347,527 (unlimited
amount authorized) .............................................................................       3,576,200
Net investment income ..........................................................................         226,550
Accumulated net realized losses from investment transactions ...................................        (180,037)
Net unrealized appreciation of investments, futures, forward contracts and
other assets and liabilities denominated in foreign currencies ..................................        116,348
                                                                                                      -----------
Net assets ......................................................................................     $3,739,061
                                                                                                      ===========
Net asset value, offering price and redemption value per share ..................................         $10.76
                                                                                                      ===========

                    See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                      FOR THE
                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 2000
                                                                                                 -----------------
INVESTMENT INCOME:
Interest ..................................................................................          $356,872
                                                                                                     ---------
EXPENSES:
Professional fees .........................................................................            37,713
Investment advisory and administration ....................................................            24,141
Reports and notices to shareholders .......................................................            26,296
Interest expense ..........................................................................             4,357
Trustees' fees ............................................................................             7,500
Custody and accounting fees ...............................................................             4,902
Transfer agency and service fees ..........................................................             1,500
Other expenses ............................................................................             3,825
                                                                                                     ---------
                                                                                                      110,234
                                                                                                     ---------
Net investment income .....................................................................           246,638
                                                                                                     ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains(losses) from:
    Investment transactions ...............................................................            56,058
    Futures ...............................................................................           (25,197)
    Options written .......................................................................           (27,534)
    Foreign currency transactions .........................................................           (17,046)
Net change in unrealized appreciation/depreciation of:
    Investments ...........................................................................           258,423
    Futures ...............................................................................            13,126
    Options written .......................................................................                18
    Interest rate swaps ...................................................................            (1,665)
    Other assets, liabilities and foreign currencies transactions .........................             1,811
                                                                                                     ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES ..............................           257,994
                                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................          $504,632
                                                                                                     =========

                      See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    FOR THE YEARS
                                                                                                  ENDED DECEMBER 31,
                                                                                             --------------------------
                                                                                                 2000           1999
                                                                                             ------------   -----------
FROM OPERATIONS:
Net investment income .................................................................... $    246,638    $    430,701
Net realized gains (losses) from:
  Investments, futures and option transactions ...........................................        3,327        (216,685)
  Foreign currency transactions ..........................................................      (17,046)           (272)
Net change in unrealized appreciation/depreciation of:
  Investments, futures, options and interest rate swaps ..................................      269,902        (513,614)
  Other assets, liabilities and forward contracts denominated in foreign currencies ......        1,811            (238)
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................      504,632        (300,108)
                                                                                             ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ....................................................................     (424,352)           --
Net realized gains from investments ......................................................        --             (1,445)
                                                                                             ------------   -----------
                                                                                               (424,352)         (1,445)
                                                                                             ------------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares of beneficial interest ..............................      143,915         628,666
Cost of shares of beneficial interest repurchased ........................................   (3,159,502)     (4,228,943)
Proceeds from dividends reinvested .......................................................      424,352         683,039
                                                                                             ------------   -----------
Net decrease in net assets from beneficial interest transactions .........................   (2,591,235)     (2,917,238)
                                                                                             ------------   -----------
Net decrease in net assets ...............................................................   (2,510,955)     (3,218,791)

NET ASSETS:
Beginning of year ........................................................................    6,250,016       9,468,807
                                                                                             -----------    -----------
End of year (including undistributed net investment income of $226,550 and $424,339
  at December 31, 2000 and December 31, 1999, respectively) .............................. $  3,739,061    $  6,250,016
                                                                                             ===========    ===========

                  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Pacific Investment Management Company ("PIMCO"). Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if PIMCO anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated

NOTES TO FINANCIAL STATEMENTS

account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

   REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   For the year ended December 31, 2000, the Portfolio engaged in reverse repurchase agreements. The average balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was $74,915 at a weighted average interest rate of 5.82%.

NOTES TO FINANCIAL STATEMENTS

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INTEREST RATE SWAP AGREEMENT

   The Portfolio has entered into interest rate swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to an interest rate for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

   Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

   The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

   At December 31, 2000, the Portfolio had an outstanding interest rate swap contract with the following terms:

                                                              RATE TYPE
                                           --------------------------------------------
    NOTIONAL             TERMINATION          PAYMENTS MADE         PAYMENTS RECEIVED           UNREALIZED
     AMOUNT                 DATE               BY THE FUND             BY THE FUND             DEPRECIATION
   ---------             -----------       ------------------     ---------------------     -----------------
    $10,000               05/22/30                  6.175%                6.204% +               $   343
    $30,000               01/04/09                  6.000%                6.204% +                 1,322
                                                                                            -----------------
                                                                                                  $1,665
                                                                                            =================

+  Rate based on the six month LIBOR (London Interbank Offered Rate).

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest.

   The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

   NOTES TO FINANCIAL STATEMENTS

   WRITTEN OPTION ACTIVITY

   Written option activity for the year ended December 31, 2000 for the Portfolio was as follows:

                                                                                 NUMBER OF     AMOUNT OF
                                                                                  OPTIONS  PREMIUMS RECEIVED
                                                                                 --------- ------------------
            Options outstanding at December 31, 1999 ......................          3       $   2,934
            Options written ...............................................         14          14,837
            Options terminated in closing purchase transactions ...........        (10)        (16,742)
                  Options expired prior to exercise .......................         (5)           (340)
                                                                                 -------- -------------------
            Options outstanding at December 31, 2000                                 2          $  689
                                                                                 ======== ===================


INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the advisory contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 0.50% of the Portfolio's average daily net assets.

   Under a separate contract, PIMCO serves as the sub-adviser of the Portfolio. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.25% of Portfolio's average daily net assets.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3%% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the year ended December 31, 2000, the Portfolio had no security lending activity. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 2000, the components of net unrealized appreciation of investments were as follows:

            Gross appreciation (investments having an excess of value over cost).............   $151,027
            Gross depreciation (investments having an excess of cost over value).............    (34,420)
                                                                                                ---------
            Net unrealized appreciation of investments ......................................   $116,607
                                                                                                =========

   For the year ended December 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $41,380,830 and $43,281,089, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 2000, the Portfolio had a net capital loss carry forward of $172,893 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $166,057 by December 31, 2007 and $6,836 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

   In accordance with U.S. Treasury regulations, the Portfolio has elected to defer realized capital losses of $9,577 arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, the Portfolio's undistributed net investment income was decreased by $20,075 and accumulated net realized gains/losses from investments were increased by $20,075.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Portfolio was as follows:


                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                             --------------------------------
                                                                                   2000             1999
                                                                             --------------    --------------
            Shares sold ...............................................           14,125           59,765
            Shares redeemed ...........................................         (310,158)        (401,715)
            Dividends reinvested ......................................           43,569           63,485
                                                                             -------------     --------------
            Net decrease                                                        (252,464)        (278,465)
                                                                             =============     ==============

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------
                                                                       2000      1999      1998      1997     1996
                                                                   ------------------------------------------------
Net asset value, beginning of year ............................  $    10.42  $  10.78  $  10.64  $  10.21  $  10.61
                                                                   --------- --------- --------- --------- --------
Net investment income..........................................        0.82      0.72      0.70      0.69      0.70
Net realized and unrealized gains (losses) from investments,
  futures, options and foreign currency transactions ..........        0.34     (1.08)     0.21      0.44     (0.31)
                                                                   --------- ---------- -------- --------- ---------
Net increase (decrease) from investment operations ............        1.16     (0.36)     0.91      1.13      0.39
                                                                   --------- ---------- -------- --------- ----------
Dividends from net investment income ..........................       (0.82)      --      (0.68)    (0.70)    (0.70)
Distributions from net realized gains on investments ..........        --        0.00++   (0.09)      --      (0.09)
                                                                   --------- ---------- -------- ---------- ---------
Total dividends and distributions .............................       (0.82)     0.00     (0.77)    (0.70)    (0.79)
                                                                   --------- ---------- -------- ---------- ---------
Net asset value, end of year ..................................  $    10.76  $  10.42  $  10.78  $  10.64  $  10.21
                                                                   ========= ========== ======== ========== =========
Total investment return(1).....................................       11.95%    (3.32)%    8.62%    11.00%     3.79%
                                                                   ========= ========== ======== ========== =========
Ratios/Supplemental Data:
Net assets, end of year (000's)...............................   $   3,740  $  6,250  $  9,469  $  9,891  $  10,689
Expenses to average net assets ...............................        2.28%+    1.82%+    1.10%+    1.00%     1.52%
Net investment income to average net assets ..................        5.11%     5.34%     5.88%     6.04%     5.88%
Portfolio turnover ...........................................         690%      503%      245%      175%      317%

--------------------

+ Includes 0.09%, 0.10% and 0.14% of interest expense related to the reverse repurchase agreements entered into during the years ended
    December, 31, 2000, December 31, 1999 and December 31, 1998, respectively.

++ The Fund paid a distribution of less than $0.005 for the year ended December 31, 1999.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP

New York, New York
February 7, 2001

ANNUAL REPORT

MITCHELL

HUTCHINS SERIES

TRUST

STRATEGIC FIXED

INCOME PORTFOLIO




DECEMBER 31, 2000
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